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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): May 2, 2001

                            McLeodUSA INCORPORATED
            (Exact name of registrant as specified in its charter)

  Delaware                             0-20763                  42-1407240
(State or Other)                     (Commission               (IRS Employer
Jurisdiction of Incorporation)       File Number)         Identification Number)

           McLeodUSA Technology Park
           6400 C Street S.W., P.O. Box 3177
           Cedar Rapids, IA                                   52406-3177
           (Address of Principal                              (Zip Code)
           Executive Offices)

       Registrant's telephone number, including area code: (319)790-7800

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                   INFORMATION TO BE INCLUDED IN THE REPORT

Item 5. Other Events

        McLeodUSA recently made available a press release dated May 2, 2001 which reported the sale of PCS licenses. This press release is attached as
Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

        McLeodUSA recently made available a press release dated May 2, 2001 which reported first quarter 2001 results. This press release is attached as
Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     Description.
     ------------

        (c)  Exhibits.

             99.1 May 2, 2001 Press Release re McLeodUSA sale of PCS licenses.
             99.2 May 2, 2001 Press Release re McLeodUSA first quarter 2001 results.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 4, 2001                    McLEODUSA INCORPORATED

                                       By:   /s/ Randall Rings
                                          -------------------------------
                                             Randall Rings
                                             Group Vice President, Secretary and
                                                   Chief Legal Officer

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                                 EXHIBIT INDEX

99.1   May 2, 2001  Press Release re McLeodUSA sale of PCS licenses.
99.2   May 2, 2001  Press Release re McLeodUSA first quarter 2001 results.